April 17, 2012	Exhibit 99.1

Park National Corporation Reports First Quarter 2012

Financial Results and Continues $0.94 Quarterly Dividend

NEWARK, Ohio – Park National Corporation (Park) (NYSE Amex: PRK) today reported financial results for the three months ended March 31, 2012 (first quarter). Also, Park's Board of Directors approved a $0.94 per common share quarterly cash dividend, payable on June 8, 2012 to common shareholders of record as of May 23, 2012.

Net income for the first quarter of 2012 was $31.5 million, a 41.8 percent increase from the $22.2 million in net income for the same period in 2011. Net income per diluted common share was $1.95, a 44.4 percent increase from the $1.35 net income per diluted common share reported in the first quarter of 2011.

Net income for the period ended March 31, 2012 included a pre-tax gain of $22.2 million from the sale of substantially all of the performing loans, operating assets and the liabilities of Vision Bank, which closed on February 16, 2012. Net income for the period ended March 31, 2011 included a pre-tax gain of $6.6 million from the sale of investment securities.

“We were pleased to complete the sale of Vision Bank assets during the first quarter of 2012. The continued success of our community banks and specialty finance companies in Ohio will be far more apparent without the negative impact we have endured over the past few years,” said Park Chairman C. Daniel DeLawder. “We look forward to having more flexibility to take advantage of opportunities that may come our way as 2012 unfolds.”

Park Completes Sale of Vision Bank

On February 16, 2012, Park completed the purchase and assumption transaction between Park, Home BancShares, Inc. (Home) (NASDAQ: HOMB) and their respective subsidiary banks. Home subsidiary Centennial Bank purchased certain assets and liabilities of Vision Bank for a purchase price of $27.9 million. Centennial purchased performing loans with an unpaid principal balance of approximately $354 million, assumed ownership or operation of all 17 Vision Bank office locations, and assumed deposit liabilities of approximately $520 million. Certain other miscellaneous assets and liabilities were also purchased by Centennial. The remaining assets and liabilities were retained by Vision, which Park subsequently merged with and into a non-bank subsidiary of Park, SE Property Holdings, LLC.

As a result of the transaction, Park recorded a pre-tax gain of $22.2 million (after anticipated expenses directly related to the transaction). The transaction also decreased Park’s total assets during the first quarter of 2012. As of March 31, 2012, Park had total assets of $6.8 billion, compared to $7.0 billion at December 31, 2011 and $7.3 billion at March 31, 2011.

Park National Bank Results

Park’s community-banking subsidiary in Ohio, The Park National Bank, reported net income of $21.6 million for the first quarter of 2012, compared to net income of $29.0 million ($24.7 million, excluding the gain on sale of securities) for the same period in 2011. The Park National Bank had total assets of $6.6 billion at March 31, 2012, compared to $6.5 billion at March 31, 2011. This performance resulted in return on assets of 1.32 percent and 1.82 percent (1.53 percent, excluding the gain on sale of securities) for The Park National Bank in the first quarter of 2012 and 2011, respectively.

Headquartered in Newark, Ohio, Park National Corporation has $6.8 billion in total assets (as of March 31, 2012). Park consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). Park also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Park National Corporation

50 N. Third Street, Newark, Ohio 43055

www.parknationalcorp.com

Complete financial tables are listed below…

PARK NATIONAL CORPORATION

Financial Highlights

Three months ended March 31, 2012, December 31, 2011, and March 31, 2011

	2012	2011	2011	Percent change vs.
(in thousands, except share and per share data)	1st QTR	4th QTR	1st QTR	4Q '11	1Q '11
INCOME STATEMENT:
Net interest income	$61,728	$66,279	$69,313	-6.9%	-10.9%
Provision for loan losses	9,000	20,218	14,100	-55.5%	-36.2%
Gain on sale of Vision Bank	22,167	-	-	N.M.	N.M.
Other income	17,453	17,885	15,030	-2.4%	16.1%
Gain on sale of securities	-	3,367	6,635	-100.0%	N.M.
Total other expense	47,808	49,365	46,346	-3.2%	3.2%
Income before income taxes	$44,540	$17,948	$30,532	148.2%	45.9%
Federal income taxes	13,065	1,251	8,336	944.4%	56.7%
State income taxes	-	6,088	-	N.M.	N.M.

Net income	$31,475	$10,609	$22,196	196.7%	41.8%

Preferred stock dividends and accretion	1,477	1,464	1,464	0.9%	0.9%

Net income available to common shareholders	$29,998	$9,145	$20,732	228.0%	44.7%

MARKET DATA:
Earnings per common share - basic (b)	$1.95	$0.59	$1.35	230.5%	44.4%
Earnings per common share - diluted (b)	1.95	0.59	1.35	230.5%	44.4%
Cash dividends per common share	0.94	0.94	0.94	0.0%	0.0%
Common book value per common share at period end	42.71	41.82	41.07	2.1%	4.0%
Stock price per common share at period end	69.17	65.06	66.82	6.3%	3.5%
Market capitalization at period end	1,065,626	1,002,309	1,028,956	6.3%	3.6%

Weighted average common shares - basic (a)	15,405,910	15,403,861	15,398,930	0.0%	0.0%
Weighted average common shares - diluted (a)	15,417,745	15,403,861	15,403,420	0.1%	0.1%
Common shares outstanding at period end	15,405,905	15,405,912	15,398,923	0.0%	0.0%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.75%	0.51%	1.16%	243.1%	50.9%
Return on average common equity (a)(b)	18.50%	5.53%	13.25%	234.5%	39.6%
Yield on loans	5.52%	5.59%	5.63%	-1.3%	-2.0%
Yield on investments	3.34%	3.53%	4.01%	-5.4%	-16.7%
Yield on money markets	0.25%	0.25%	0.10%	0.0%	150.0%
Yield on earning assets	4.81%	4.93%	5.14%	-2.4%	-6.4%
Cost of interest bearing deposits	0.56%	0.60%	0.74%	-6.7%	-24.3%
Cost of borrowings	2.73%	2.68%	2.50%	1.9%	9.2%
Cost of paying liabilities	1.05%	1.07%	1.14%	-1.9%	-7.9%
Net interest margin	3.97%	4.08%	4.21%	-2.7%	-5.7%
Efficiency ratio (g)	60.05%	58.34%	54.61%	2.9%	10.0%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.77%	0.52%	1.17%	240.4%	51.3%
Annualized return on average tangible common equity (a)(b)(c)	20.85%	6.25%	15.11%	233.6%	38.0%
Tangible common book value per common share (d)	$37.97	$36.96	$36.02	2.7%	5.4%

PARK NATIONAL CORPORATION

Financial Highlights (continued)

Three months ended March 31, 2012, December 31, 2011, and March 31, 2011

				Percent change vs.
BALANCE SHEET:	March 31, 2012	December 31, 2011	March 31, 2011	4Q '11	1Q '11

Investment securities	$1,857,335	$1,708,473	$2,045,656	8.7%	-9.2%
Loans	4,324,383	4,317,099	4,750,975	0.2%	-9.0%
Allowance for loan losses	59,758	68,444	148,530	-12.7%	-59.8%
Goodwill and other intangibles	73,088	74,843	77,708	-2.3%	-5.9%
Other real estate owned	41,965	42,272	45,268	-0.7%	-7.3%
Assets HFS	-	382,462	-	N.M.	N.M.
Total assets	6,776,851	6,972,245	7,323,105	-2.8%	-7.5%
Total deposits	4,817,388	4,465,114	5,314,678	7.9%	-9.4%
Borrowings	1,133,738	1,162,026	1,178,678	-2.4%	-3.8%
Liabilities HFS	-	536,186	-	N.M.	N.M.
Stockholders' equity	756,429	742,364	729,940	1.9%	3.6%
Common equity	658,057	644,218	632,436	2.1%	4.1%
Tangible common equity (d)	584,969	569,375	554,728	2.7%	5.5%
Nonperforming loans	217,663	224,575	279,079	-3.1%	-22.0%
Nonperforming assets	259,628	266,847	324,347	-2.7%	-20.0%
Past due 90 day loans and still accruing	2,281	3,489	2,228	-34.6%	2.4%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	63.81%	61.92%	64.88%	3.1%	-1.6%
Nonperforming loans as a % of period end loans	5.03%	5.20%	5.87%	-3.3%	-14.3%
Past due 90 day loans as a % of period end loans	0.05%	0.08%	0.05%	-37.5%	0.0%
Nonperforming assets / Period end loans + OREO	5.95%	6.12%	6.76%	-2.8%	-12.0%
Allowance for loan losses as a % of period end loans	1.38%	1.58%	3.13%	-12.7%	-55.9%
Net loan charge-offs	$17,024	$45,764	$9,146	-62.8%	86.1%
Annualized net loan charge-offs as a % of average loans (a)	1.53%	3.88%	0.78%	-60.6%	96.2%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	11.16%	10.65%	9.97%	4.8%	11.9%
Common equity / Period end assets	9.71%	9.24%	8.64%	5.1%	12.4%
Tangible common equity (d) / Tangible assets (f)	8.73%	8.25%	7.66%	5.8%	14.0%
Average equity / Average assets (a)	10.88%	10.63%	10.08%	2.4%	7.9%
Average equity / Average loans (a)	16.73%	16.13%	15.43%	3.7%	8.4%
Average loans / Average deposits (a)	90.82%	91.96%	91.19%	-1.2%	-0.4%

N.M. - Not meaningful

PARK NATIONAL CORPORATION

Financial Highlights (continued)

a) Averages are for the quarters ended March 31, 2012, December 31, 2011, and March 31, 2011.

(b) Reported measure uses net income available to common shareholders.

(c) Net income available to common shareholders for each period divided by average tangible common equity during the period. Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:

	THREE MONTHS ENDED
	March 31, 2012	December 31, 2011	March 31, 2011
AVERAGE STOCKHOLDERS' EQUITY	$750,505	$754,168	$731,789
Less: Average preferred stock	98,242	98,023	97,380
Average goodwill and other intangibles	73,619	76,041	78,067
AVERAGE TANGIBLE COMMON EQUITY	$578,644	$580,104	$556,342

(d) Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:

	March 31, 2012	December 31, 2011	March 31, 2011
STOCKHOLDERS' EQUITY	$756,429	$742,364	$729,940
Less: Preferred stock	98,372	98,146	97,504
Goodwill and other intangibles	73,088	74,843	77,708
TANGIBLE COMMON EQUITY	$584,969	$569,375	$554,728

(e) Net income available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:

	THREE MONTHS ENDED
	March 31, 2012	December 31, 2011	March 31, 2011
AVERAGE ASSETS	$6,896,548	$7,092,437	$7,258,420
Less: Average goodwill and other intangibles	73,619	76,041	78,067
AVERAGE TANGIBLE ASSETS	$6,822,929	$7,016,396	$7,180,353

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:

	March 31, 2012	December 31, 2011	March 31, 2011
TOTAL ASSETS	$6,776,851	$6,972,245	$7,323,105
Less: Goodwill and other intangibles	73,088	74,843	77,708
TANGIBLE ASSETS	$6,703,763	$6,897,402	$7,245,397

PARK NATIONAL CORPORATION

Financial Highlights (continued)

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME

	THREE MONTHS ENDED
	March 31, 2012	December 31, 2011	March 31, 2011
Interest income	$74,838	$80,231	$84,662
Fully taxable equivalent adjustment	427	456	518
Fully taxable equivalent interest income	$75,265	$80,687	$85,180
Interest expense	13,110	13,952	15,349
Fully taxable equivalent net interest income	$62,155	$66,735	$69,831

PARK NATIONAL CORPORATION

Consolidated Statements of Income

	Three Months Ended
	March 31,
(in thousands, except share and per share data)	2012	2011

Interest income:
Interest and fees on loans	$61,105	$65,454
Interest on:
Obligations of U.S. Government, its agencies and other securities	13,584	19,053
Obligations of states and political subdivisions	46	149
Other interest income	103	6
Total interest income	74,838	84,662

Interest expense:
Interest on deposits:
Demand and savings deposits	754	991
Time deposits	4,639	6,734
Interest on borrowings	7,717	7,624
Total interest expense	13,110	15,349

Net interest income	61,728	69,313

Provision for loan losses	9,000	14,100

Net interest income after provision for loan losses	52,728	55,213

Gain on sale of Vision Bank	22,167
Other income	17,453	15,030

Gain on sale of securities	-	6,635

Other expense:
Salaries and employee benefits	24,823	25,064
Occupancy expense	2,670	3,000
Furniture and equipment expense	2,621	2,657
Other expense	17,694	15,625
Total other expense	47,808	46,346

Income before income taxes	44,540	30,532

Income taxes	13,065	8,336

Net income	$31,475	$22,196

Preferred stock dividends and accretion	1,477	1,464

Net income available to common shareholders	$29,998	$20,732

Per Common Share:
Net income - basic	$1.95	$1.35
Net income - diluted	$1.95	$1.35

Weighted average shares - basic	15,405,910	15,398,930
Weighted average shares - diluted	15,417,745	15,403,420

PARK NATIONAL CORPORATION

Consolidated Balance Sheets

(in thousands, except share data)	March 31, 2012	December 31, 2011

Assets

Cash and due from banks	$121,730	$137,770
Money market instruments	39,400	19,716
Investment securities	1,857,335	1,708,473
Loans	4,324,383	4,317,099
Allowance for loan losses	59,758	68,444
Loans, net	4,264,625	4,248,655
Bank premises and equipment, net	52,157	53,741
Goodwill and other intangibles	73,088	74,843
Other real estate owned	41,965	42,272
Other assets	326,551	304,313
Assets held for sale	0	382,462

Total assets	$6,776,851	$6,972,245

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,055,745	$995,733
Interest bearing	3,761,643	3,469,381
Total deposits	4,817,388	4,465,114
Borrowings	1,133,738	1,162,026
Other liabilities	69,296	66,555
Liabilities held for sale	0	536,186
Total liabilities	$6,020,422	$6,229,881

Stockholders' Equity:
Preferred Stock (200,000 shares authorized in 2011 and 2010; 100,000 shares issued in 2011 and 2010)	$98,372	$98,146
Common stock (No par value; 20,000,000 shares authorized in 2011 and 2010; 16,151,014 shares issued at March 31, 2012, and 16,151,021 at December 31, 2011)	301,201	301,202
Common stock warrants	4,297	4,297
Accumulated other comprehensive loss, net of taxes	(10,508)	(8,831)
Retained earnings	440,074	424,557
Treasury stock (745,109 shares at March 31, 2012, and 745,109 shares at December 31, 2011)	(77,007)	(77,007)
Total stockholders' equity	$756,429	$742,364

Total liabilities and stockholders' equity	$6,776,851	$6,972,245

PARK NATIONAL CORPORATION

Consolidated Average Balance Sheets

	Three Months Ended
	March 31,
(in thousands)	2012	2011

Assets

Cash and due from banks	$136,480	$120,339
Money market instruments	168,880	26,948
Investment securities	1,663,891	1,970,950
Loans	4,485,074	4,743,075
Allowance for loan losses	70,441	146,689
Loans, net	4,414,633	4,596,386
Bank premises and equipment, net	60,398	69,894
Goodwill and other intangibles	73,619	78,067
Other real estate owned	42,663	45,171
Other assets	335,984	350,665

Total assets	$6,896,548	$7,258,420

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,047,062	$956,059
Interest bearing	3,891,482	4,245,255
Total deposits	4,938,544	5,201,314
Borrowings	1,139,028	1,239,166
Other liabilities	68,471	86,151
Total liabilities	$6,146,043	$6,526,631

Stockholders' Equity:
Preferred stock	$98,242	$97,380
Common stock	301,202	301,204
Common stock warrants	4,297	4,473
Accumulated other comprehensive loss, net of taxes	(8,357)	(4,753)
Retained earnings	432,128	411,218
Treasury stock	(77,007)	(77,733)
Total stockholders' equity	$750,505	$731,789

Total liabilities and stockholders' equity	$6,896,548	$7,258,420

Note:	The average balances for the quarter ended March 31, 2012 include those assets and liabilities held for sale as part of the sale of Vision Bank assets and assumption of Vision Bank liabilities to Centennial Bank.

PARK NATIONAL CORPORATION

Consolidated Statements of Income - Linked Quarters

	2012	2011	2011	2011	2011
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Interest income:
Interest and fees on loans	$61,105	$65,497	$65,645	$65,862	$65,454
Interest on:
Obligations of U.S. Government, its agencies and other securities	13,584	14,571	16,289	18,960	19,053
Obligations of states and political subdivisions	46	61	69	92	149
Other interest income	103	102	62	8	6
Total interest income	74,838	80,231	82,065	84,922	84,662

Interest expense:
Interest on deposits:
Demand and savings deposits	754	894	976	951	991
Time deposits	4,639	5,247	5,661	6,200	6,734
Interest on borrowings	7,717	7,811	7,808	7,749	7,624
Total interest expense	13,110	13,952	14,445	14,900	15,349

Net interest income	61,728	66,279	67,620	70,022	69,313

Provision for loan losses	9,000	20,218	16,438	12,516	14,100

Net interest income after provision for loan losses	52,728	46,061	51,182	57,506	55,213

Gain on sale of Vision Bank	22,167
Other income	17,453	17,885	18,027	15,139	15,030

Gain on sale of securities	-	3,367	3,465	15,362	6,635

Other expense:
Salaries and employee benefits	24,823	25,952	25,799	25,253	25,064
Occupancy expense	2,670	2,866	2,665	2,764	3,000
Furniture and equipment expense	2,621	2,643	2,688	2,785	2,657
Other expense	17,694	17,904	14,447	16,205	15,625
Total other expense	47,808	49,365	45,599	47,007	46,346

Income before income taxes	44,540	17,948	27,075	41,000	30,532

Income taxes	13,065	7,339	6,694	12,046	8,336

Net income	$31,475	$10,609	$20,381	$28,954	$22,196

Preferred stock dividends and accretion	1,477	1,464	1,464	1,464	1,464

Net income available to common shareholders	$29,998	$9,145	$18,917	$27,490	$20,732

Per Common Share:
Net income - basic	$1.95	$0.59	$1.23	$1.79	$1.35
Net income - diluted	$1.95	$0.59	$1.23	$1.79	$1.35

PARK NATIONAL CORPORATION

Detail of other income and other expense - Linked Quarters

	2012	2011	2011	2011	2011
(in thousands)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Other income:
Income from fiduciary activities	$3,828	$3,699	$3,615	$3,929	$3,722
Service charges on deposits	4,071	4,643	4,894	4,525	4,245
Other service income	2,734	2,484	3,087	2,734	2,301
Checkcard fee income	3,172	3,115	3,154	3,251	2,976
Bank owned life insurance income	1,202	1,403	1,229	1,228	1,229
ATM fees	608	641	726	682	654
OREO devaluations	(1,359)	(1,742)	(588)	(3,354)	(2,535)
Gain on sale of Vision Bank	22,167	-	-	-	-
Other	3,197	3,642	1,910	2,144	2,438
Total other income	$39,620	$17,885	$18,027	$15,139	$15,030

Other expense:
Salaries and employee benefits	$24,823	$25,952	$25,799	$25,253	$25,064
Net occupancy expense	2,670	2,866	2,665	2,764	3,000
Furniture and equipment expense	2,621	2,643	2,688	2,785	2,657
Data processing fees	1,200	1,393	1,184	1,135	1,253
Professional fees and services	5,581	5,920	5,005	5,320	4,874
Amortization of intangibles	1,754	1,528	669	669	669
Marketing	843	852	764	728	623
Insurance	1,490	1,526	681	2,345	2,269
Communication	1,537	1,544	1,475	1,485	1,556
Other	5,289	5,141	4,669	4,523	4,381
Total other expense	$47,808	$49,365	$45,599	$47,007	$46,346

PARK NATIONAL CORPORATION

Asset Quality Information

Quarter ended	Year ended December 31,
(in thousands, except ratios)	March 31, 2012	2011	2010	2009	2008

Allowance for loan losses:
Allowance for loan losses, beginning of period	$68,444	$143,575	$116,717	$100,088	$87,102
Transfer of loans at fair value	(219)
Transfer of allowance to held for sale	(13,100)
Charge-offs	18,967	(A)	133,882	66,314	59,022	62,916
Recoveries	1,943	8,798	6,092	6,830	5,415
Net charge-offs	17,024	125,084	60,222	52,192	57,501
Provision for loan losses	8,338	63,272	87,080	68,821	70,487
Allowance for loan losses, end of period	$59,758	$68,444	$143,575	$116,717	$100,088
Provision for Centennial Bank loan put	662
Allowance for credit losses, end of period	$60,420	$68,444	$143,575	$116,717	$100,088

(A) Includes the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SE Property Holdings, LLC ("SE LLC"), the non-bank subsidiary of Park, on February 16, 2012.

General reserve trends:
Allowance for loan losses, end of period	$59,758	$68,444	$143,575	$116,717	$100,088
Specific reserves	9,505	15,935	66,904	36,721	8,875
General reserves	$50,253	$52,509	$76,671	$79,996	$91,213

Total loans	$4,324,383	$4,317,099	$4,732,685	$4,640,432	$4,491,337
Impaired commercial loans	179,293	187,074	250,933	201,143	141,343
Non-impaired loans	$4,145,090	$4,130,025	$4,481,752	$4,439,289	$4,349,994

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized for quarterly periods)	1.53%	2.65%	1.30%	1.14%	1.32%
Allowance for loan losses as a % of period end loans	1.38%	1.59%	3.03%	2.52%	2.23%
General reserves as a % of non-impaired loans	1.21%	1.27%	1.71%	1.80%	2.10%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$183,227	$195,106	$289,268	$233,544	$159,512
Accruing renegotiated loans	34,436	28,607	-	142	2,845
Loans past due 90 days or more	2,281	3,489	3,590	14,773	5,421
Total nonperforming loans	$219,944	$227,202	$292,858	$248,459	$167,778
Other real estate owned - Park National Bank	13,387	13,240	8,385	6,037	6,149
Other real estate owned - SE LLC	28,578	29,032	-	-	-
Other real estate owned - Vision Bank	-	-	33,324	35,203	19,699
Total nonperforming assets	$261,909	$269,474	$334,567	$289,699	$193,626
Percentage of nonaccrual loans to period end loans	4.24%	4.52%	6.11%	5.03%	3.55%
Percentage of nonperforming loans to period end loans	5.09%	5.26%	6.19%	5.35%	3.74%
Percentage of nonperforming assets to period end loans	6.06%	6.24%	7.07%	6.24%	4.31%
Percentage of nonperforming assets to period end assets	3.86%	3.86%	4.59%	4.11%	2.74%

PARK NATIONAL CORPORATION

Asset Quality Information

	Quarter ended	Year ended December 31,
(in thousands, except ratios)	March 31, 2012	2011	2010	2009	2008

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$102,886	$96,113	$117,815	$85,197	$68,306
Accruing renegotiated loans	32,451	26,342	-	142	-
Loans past due 90 days or more	2,281	3,367	3,226	3,496	4,777
Total nonperforming loans	$137,618	$125,822	$121,041	$88,835	$73,083
Other real estate owned - Park National Bank	13,387	13,240	8,385	6,037	6,149
Total nonperforming assets	$151,005	$139,062	$129,426	$94,872	$79,232
Percentage of nonaccrual loans to period end loans	2.43%	2.29%	2.88%	2.15%	1.80%
Percentage of nonperforming loans to period end loans	3.26%	3.00%	2.96%	2.24%	1.92%
Percentage of nonperforming assets to period end loans	3.57%	3.32%	3.16%	2.39%	2.08%
Percentage of nonperforming assets to period end assets	2.29%	2.21%	1.99%	1.53%	1.27%

Nonperforming Assets -SE LLC/Vision Bank (retained portfolio as of March 31, 2012 and December 31, 2011):
Nonaccrual loans	$80,341	$98,993	$171,453	$148,347	$91,206
Accruing renegotiated loans	1,985	2,265	-	-	2,845
Loans past due 90 days or more	-	122	364	11,277	644
Total nonperforming loans	$82,326	$101,380	$171,817	$159,624	$94,695
Other real estate owned - Vision Bank	-	-	33,324	35,023	19,699
Other real estate owned - SE LLC	28,578	29,032	-	-	-
Total nonperforming assets	$110,904	$130,412	$205,141	$194,647	$114,394
Percentage of nonaccrual loans to period end loans	N.M.	N.M.	26.77%	21.91%	13.21%
Percentage of nonperforming loans to period end loans	N.M.	N.M.	26.82%	23.58%	13.71%
Percentage of nonperforming assets to period end loans	N.M.	N.M.	32.02%	28.78%	16.57%
Percentage of nonperforming assets to period end assets	N.M.	N.M.	25.90%	21.70%	12.47%

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$195,106	$289,268	$233,544	$159,512	$101,128
New nonaccrual loans - Ohio-based operations	21,210	78,316	85,081	57,641	58,161
New nonaccrual loans - SE LLC/Vision Bank (SE LLC as of March 31, 2012)	568	45,842	90,094	126,540	83,588
Resolved nonaccrual loans	33,657	218,320	119,451	110,149	83,365
Nonaccrual loans, end of period	$183,227	$195,106	$289,268	$233,544	$159,512

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$287,623	$290,908	$304,534	$245,092	$171,310
Prior charge-offs	108,330	103,834	53,601	43,949	29,967
Remaining principal balance	179,293	187,074	250,933	201,143	141,343
Specific reserves	9,505	15,935	66,904	36,721	8,875
Book value, after specific reserve	$169,788	$171,139	$184,029	$164,422	$132,468

Media contacts: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com or John Kozak, 740.349.3792

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park's ability to sell OREO properties at prices as favorable as anticipated; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically the real estate market and the credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial service organizations increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act’s provisions; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation

50 N. Third Street, Newark, Ohio 43055

www.parknationalcorp.com